Filed under Rule 497(e)

Registration No. 333-08653

Seasons Series Trust

SA Multi-Managed International Equity Portfolio

(the “Portfolio”)

Supplement dated March 29, 2024

to the Portfolio’s Statement of Additional Information (“SAI”)

dated July 28, 2023, as supplemented and amended to date

Effective April 1, 2024, in the table under the section entitled “PORTFOLIO MANAGERS – Other Accounts,” the following information is added with respect to the SA Multi-Managed International Equity Portfolio – T. Rowe Price Associates, Inc. (“T. Rowe Price”):

Advisers/ Subadviser	Portfolio Managers	Other Accounts (As of February 29, 2024)
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
		No. of Accounts	Assets (in millions)	No. of Accounts	Total Assets (in millions)	No. of Accounts	Total Assets (in millions)

T. Rowe Price	Chrysostomou, Elias	7	$34,767.8	5	$27,203.5	0	$

If applicable, the total number of accounts and total assets in accounts that have an advisory fee that is all or partly based on the account’s performance are provided in parentheses.

Additionally, in the subsection of the SAI entitled “Portfolio Managers – Ownership of Portfolio Shares by Portfolio Managers” the following is added in the portion of the table relating to the Portfolio:

Portfolio	Adviser/Subadvisers	Portfolio Managers	Dollar Range of Equity Securities in the Portfolio Owned by the Portfolio Managers

SA Multi-Managed International Equity	T. Rowe Price	Chrysostomou, Elias[1]	None

1 As of February 29, 2024.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SSTSAI-SUP2.2 (4/24)